SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement [ ] Confidential, For Use of the Commission Only
[X] Definitive Proxy Statement         (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12


                              KESTREL ENERGY, INC.
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid: _________________________________________________
(2) Form, Schedule or Registration Statement no.: ___________________________
(3) Filing Party: ___________________________________________________________
(4) Date Filed: _____________________________________________________________

                              KESTREL ENERGY, INC.
                         1726 COLE BOULEVARD, SUITE 210
                            LAKEWOOD, COLORADO 80401
                                 (303) 295-0344

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 4, 2003
                                   10:00 A.M.

To Our Shareholders:

      We strongly encourage your attendance and participation at the Annual Meeting of Shareholders of Kestrel Energy, Inc., which will be held at 10:00 a.m. on Thursday, December 4, 2003, at the offices of the Company at 1726 Cole Boulevard, Suite 210, Lakewood, Colorado for the following purposes:

      1. To elect seven directors to the Board;

      2. To approve and ratify the selection of Wheeler Wasoff, P.C. as the Company's independent certified public accountants and auditors for the fiscal year ending June 30, 2004; and

      3. To transact such other business as may properly come before the meeting.

      A Proxy Statement explaining the matters to be acted upon at the meeting is enclosed.

      The Board of Directors has designated October 21, 2003 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting.

      THE BOARD OF DIRECTORS WOULD LIKE TO EMPHASIZE THE IMPORTANCE OF EXERCISING YOUR RIGHTS AS SHAREHOLDERS TO VOTE ON THE ISSUES DESCRIBED IN THE ENCLOSED PROXY STATEMENT. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF DIRECTORS, AND APPROVE AND RATIFY THE SELECTION OF WHEELER WASOFF, P.C.

      YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE.

October 27, 2003                                                 Barry D. Lasker
                                                                 President

                              KESTREL ENERGY, INC.
                         1726 COLE BOULEVARD, SUITE 210
                            LAKEWOOD, COLORADO 80401

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 4, 2003
                                   10:00 A.M.

      THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF KESTREL ENERGY, INC., A COLORADO CORPORATION (THE "COMPANY"), FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT THE OFFICES OF THE COMPANY AT 1726 COLE BOULEVARD, SUITE 210, LAKEWOOD, COLORADO ON THURSDAY, DECEMBER 4, 2003 AT 10:00 A.M., MOUNTAIN STANDARD TIME, AND AT ANY ADJOURNMENT THEREOF. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about October 27, 2003.

      The expense of the Board of Directors' Proxy solicitation will be borne by the Company. In addition to solicitation of Proxies by use of the mails, some of the Company's officers and directors may solicit Proxies by telephone, telegraph or personal interview without any additional compensation to them. The Company will reimburse brokers, nominees, custodians and other fiduciaries for expenses in forwarding Proxy materials to their principals.

      Any shareholder giving a Proxy on the enclosed form may revoke it at any time prior to the exercise thereof by advising the Secretary of the Company in writing at the above address, by properly executing a later dated Proxy, or by appearing in person and voting at the Annual Meeting.

                                VOTING OF SHARES

      Only holders of the Company's outstanding shares of common stock, no par value ("Common Stock"), of record at the close of business on October 21, 2003, will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. On that date, there were 9,798,400 shares of Common Stock outstanding.

      Cumulative voting in the election of directors is allowed. Under cumulative voting, each shareholder is entitled to cast a number of votes in the election of directors equal to the number of directors to be elected multiplied by the number of shares being voted. The shareholder may cast his vote for one nominee or may distribute the votes among nominees in any manner. Unless directed otherwise, the enclosed Proxy gives discretionary authority to cumulate votes in the election of directors. Subject to the effect of cumulative voting, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election are elected to the Board of Directors. Accordingly, the seven (7) persons receiving the greatest number of votes at the meeting, in person or by proxy, will be elected. On all matters other than the election of directors, each shareholder will be entitled to one vote per share. The approval and ratification of the selection of Wheeler Wasoff, P.C. requires an affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of establishing a quorum only. Only those votes cast for the election of directors and the other proposal will be counted as votes in favor or affirmative votes. THE BOARD OF DIRECTORS URGES EACH SHAREHOLDER TO MARK, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.

                    STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS
                                 AND MANAGEMENT

      The following table sets forth, as far as is known to the Board of Directors or the management of the Company, the only persons owning on October 21, 2003 more than five percent of the outstanding shares of the Company's Common Stock. For purposes of this disclosure, the amount of the Company's Common Stock beneficially owned by each person or entity is the aggregate number of shares of the Common Stock outstanding on such date plus an amount equal to the aggregate amount of Common Stock which could be issued upon the exercise of stock options, warrants and a convertible note within 60 days of such date.

===============================================================================
                          Number of Shares of Common Stock Beneficially Owned
-------------------------------------------------------------------------------
                          Voting and Investment Power
-------------------------------------------------------------------------------

    Name and Address           Direct       Indirect       Total   Percent Owned
                                                          Shares
-------------------------------------------------------------------------------
Victoria International      1,491,517(1)      ---        1,491,517       15.2%
Petroleum N.L.
2 The Esplanade, 36th Flr.
Perth 6000
Western Australia
-------------------------------------------------------------------------------
Victoria Petroleum N.L.         ---       1,491,517(1)   1,491,517       15.2%
2 The Esplanade, 36th Flr.
Perth 6000
Western Australia
-------------------------------------------------------------------------------
Timothy L. Hoops              284,490(2)  1,491,517(3)   1,776,007       17.7%
1726 Cole Blvd., Suite 210
Lakewood, CO 80401
-------------------------------------------------------------------------------
Robert J. Pett                137,708(4)  1,491,517(5)   1,629,225       16.4%
2 The Esplanade, 36th Flr.
Perth 6000
Western Australia
-------------------------------------------------------------------------------
John T. Kopcheff              209,415(6)  1,491,517(7)   1,700,932       17.0%
2 The Esplanade, 36th Flr.
Perth 6000
Western Australia
-------------------------------------------------------------------------------

===============================================================================
                          Number of Shares of Common Stock Beneficially Owned
-------------------------------------------------------------------------------
                           Voting and Investment Power
-------------------------------------------------------------------------------

    Name and Address          Direct       Indirect       Total    Percent Owned
                                                         Shares
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Golden Prospect Plc           849,000     2,007,500(8)  2,956,500      30.2%
1st Floor
143-149 Great Portland St.
London W2N 5FB
England
-------------------------------------------------------------------------------
Samson Exploration N.L.     2,007,500        ---        2,007,500      20.5%
2 The Esplanade, 36th Flr.
Perth 6000
Western Australia
-------------------------------------------------------------------------------
Nieuport Pty Ltd            1,005,000(9)     ---        1,005,000       8.9%
PO Box 332
Greenwood 6924
Western Australia
-------------------------------------------------------------------------------
The Equitable Life            840,000        ---          840,000       8.6%
Assurance Society
City Place House
55 Basinghall St.
London EC2V 5DR
England
-------------------------------------------------------------------------------
Barry D. Lasker               861,000(10)                 861,000       8.1%
1726 Cole Blvd., Suite 210
Lakewood, CO 80401
-------------------------------------------------------------------------------
Elstree Nominees Pty Ltd      515,000        ---          515,000       5.3%
8 Elstree Avenue
Meora 6050
Western Australia
-------------------------------------------------------------------------------

(1) Victoria International Petroleum N.L. ("VIP"), the record holder of the shares, is a wholly owned subsidiary of Victoria Petroleum N.L. ("VP"), which is therefore deemed to be another beneficial owner of the shares.
(2)   Includes vested options to purchase up to 256,580 shares.
(3) Mr. Hoops is a director of VIP and of VP. As a result, all shares held by VIP directly and VP indirectly are listed as indirectly held by Mr. Hoops.
(4)   Includes vested options to purchase up to 127,708 shares.
(5) Mr. Pett is the Chairman and a director of VIP and a director of VP. As a result, all shares held by VIP directly and VP indirectly are listed as indirectly held by Mr. Pett.
(6)   Includes vested options to purchase up to 195,415 shares.
(7) Mr. Kopcheff is a director of VIP and VP. As a result, all shares held by VIP directly and VP indirectly are listed as indirectly held by Mr. Kopcheff.
(8) Golden Prospect Plc owns 29.95% of Samson Exploration N.L. and is therefore deemed to be a beneficial owner of the shares held by Samson.
(9) Includes a warrant to purchase up to 335,000 shares. By the terms of the warrant issued to

      Nieuport Pty Ltd, the warrant is only exercisable by Nieuport if and to the extent that, on the date of any exercise or attempt to exercise the warrant, Nieuport is not the beneficial owner (within the meaning ascribed to the term by Section 13(d) of the Securities Exchange
      Act of 1934 (the "Exchange Act") and has not been the beneficial owner of more than 8.99% of the Common Stock (calculated as required by Section 13(d) of the Exchange Act) for a period of 60 days prior to the date of such exercise or attempted exercise.
(10) Consists of vested options to purchase up to 340,000 shares and a $200,000 convertible promissory note initially convertible into 500,000 shares.

      The following table sets forth the number of shares beneficially owned on October 21, 2003 by the Company's executive officers and directors, and by all of the executive officers and directors as a group. For purposes of this disclosure, the amount of the Company's Common Stock beneficially owned is the aggregate number of shares of the Common Stock outstanding on such date plus an amount equal to the aggregate amount of Common Stock which could be issued upon the exercise of stock options and a convertible note within 60 days of such date.


===============================================================================

                                        Position(s)              Number of Shares of
                                         With the                   Common Stock
      Name and Address                    Company                Beneficially Owned             Percent Owned
-----------------------------------------------------------------------------------------------------------------
Barry D. Lasker                       President, Chief                 861,000(1)                    8.1%
1726 Cole Blvd., Suite 210            Executive Officer and
Lakewood, CO 80401                    Director
-----------------------------------------------------------------------------------------------------------------
Timothy L. Hoops                      Director                       1,776,007(2)(3)                 17.7%
1726 Cole Blvd., Suite 210
Lakewood, CO 80401
-----------------------------------------------------------------------------------------------------------------
Robert J. Pett                        Chairman of the Board          1,629,225(4)(5)                 16.4%
2 The Esplanade, 36th Flr.            and Director
Perth 6000
Western Australia
-----------------------------------------------------------------------------------------------------------------
John T. Kopcheff                      Director                       1,700,932(6)(7)                 17.0%
2 The Esplanade, 36th Flr.
Perth 6000
Western Australia
-----------------------------------------------------------------------------------------------------------------
Kenneth W. Nickerson                  Director                          65,909(8)                     <1%
10780 Hanson St.
Johannesburg, MI 49751
-----------------------------------------------------------------------------------------------------------------
Mark A.E. Syropoulo                   Director                         208,000(9)                    2.1%
Lot 42 Gumboil Road
Cooroy Queensland 4563
Australia
-----------------------------------------------------------------------------------------------------------------
Neil T. MacLachlan                    Director                         189,800(10)                   1.9%
1 Victoria Square
London SWIW OQY
England
-----------------------------------------------------------------------------------------------------------------
All Directors and Executive                                           3,447,839(11)                  30.1%
Officers as a Group (7 persons)

===============================================================================

(1) Includes vested options to purchase up to 320,000 shares and a $200,000 convertible note initially convertible into 500,000 shares.
(2) Mr. Hoops is a director of Victoria International Petroleum N.L. ("VIP") and of Victoria Petroleum N.L. ("VP"). As a result, all shares held by VIP directly and by VP indirectly are listed as beneficially owned by Mr. Hoops.
(3)   Includes vested options to purchase up to 256,580 shares.
(4) Mr. Pett is the Chairman and a director of VIP and a director of VP. As a result, all shares held by VIP directly and VP indirectly are listed as held by Mr. Pett.
(5)   Includes vested options to purchase up to 127,708 shares.
(6) Mr. Kopcheff is a director of VIP and VP. As a result, all shares held by VIP directly and VP indirectly are listed as beneficially owned by Mr. Kopcheff.
(7) Includes vested options to purchase up to 195,415 shares. (8) Consists of vested options to purchase up to 65,909 shares.
(9) Includes vested options to purchase up to 170,000 shares, and 38,000 shares owned indirectly by Syrops & Co. Pty. Ltd.
(10) Includes vested options to purchase up to 35,000 shares, and 55,000 shares owned indirectly by a trust.
(11) Includes vested options and a convertible promissory note to purchase up to 1,670,612 shares.

                              ELECTION OF DIRECTORS

      The Board of Directors recommends the election as Directors of the seven
(7) nominees listed below. The Board's recommendation as nominees includes all of the Directors elected at the last annual meeting of shareholders. The seven nominees, if elected, will hold office until the next annual meeting of shareholders and until their successors have been elected and qualified. IT IS INTENDED THAT SHARES REPRESENTED BY PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW UNLESS A CONTRARY DIRECTION IS INDICATED. If at the time of the meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

      The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company currently held by him, and the period during which he has served as a Director:

                            All Positions and Offices       Period Served as
     Name              Age    Held With the Company      Director of the Company
     ----              ---    ---------------------      -----------------------
Barry D. Lasker        43       President, Chief               Since 2001
                                Executive Officer,
                                and Director

Timothy L. Hoops       47       Operations Manager             Since 1992
                                and Director

Robert J. Pett         56       Chairman of the Board          Since 1992

John T. Kopcheff       55       Director                       Since 1995

Kenneth W. Nickerson   83       Director                       Since 1992

Mark A. E. Syropoulo   51       Director                       Since 1998

Neil T. MacLachlan     61       Director                       Since 2000

      None of the nominees hold directorships in any other company having a class of securities registered under the Securities Exchange Act of 1934, as amended, or in any company registered as an investment company under the Investment Company Act of 1940, as amended.

      There is no arrangement or understanding between any of the nominees and any other person or persons pursuant to which he was or is to be selected as a director or nominee.

                      MEETINGS AND COMMITTEES OF THE BOARD

      The Board of Directors held one meeting and acted 10 times by unanimous written consent during the fiscal year ended June 30, 2003. The committees of the Board include an Audit Committee, a Compensation Committee and an Executive Committee.

      The Audit Committee was comprised of Messrs. Nickerson, Syropoulo and Pett during fiscal 2003. It held two meetings and acted five times by unanimous written consent during the fiscal year. The Audit Committee first adopted its charter in fiscal 2000 and amended it October 21, 2003. Historically the Audit Committee's primary function has been to assist the Board of Directors in fulfilling its independent and objective oversight responsibilities of financial reporting and internal financial and accounting controls of the Company. The Audit Committee amended its charter to reflect the changes in the powers, duties and responsibilities of the Audit Committee after the Sarbanes-Oxley Act of 2002, including but not limited to the power to hire independent legal and accounting experts to advise the Committee at the Company's expense, the duty to approve any non-audit services by the Company's auditors, and the responsibility for selection of the Company's independent auditors. A copy of the amended charter is attached hereto as Appendix A.

      The Compensation Committee makes recommendations on executive compensation and selects those persons eligible to receive grants of options under the Company's Stock Option Plan. The members of the Committee in fiscal 2003 were Messrs. Nickerson and Syropoulo. The Committee acted one time by unanimous written consent during fiscal 2003.

      The Executive Committee was comprised of Messrs. Lasker, Syropoulo and Pett in fiscal 2003. The Executive Committee has as its primary function director-level review and approval of non-routine matters of significance during the periods between scheduled meetings of the Board of Directors. The Committee acted one time by unanimous written consent during fiscal 2003.

                             DIRECTORS' REMUNERATION

      Any director who serves on the Compensation Committee automatically receives 5,000 options on the last trading day in September pursuant to the Company's Stock Option Plan. Accordingly, on September 30, 2002, both Messrs. Nickerson and Syropoulo, as members of the Compensation Committee, received fully vested ten year options to purchase 5,000 shares of Common Stock at an exercise price of $0.33 per share, the closing price on the date of grant.

                        DIRECTORS AND EXECUTIVE OFFICERS

      Set forth below are the names of all directors and executive officers of the Company, their ages, all positions and offices held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during at least the last five years.

      BARRY D. LASKER, age 43, was appointed President, Chief Executive Officer and Director on August 16, 2001, and he was appointed Chief Financial Officer and Secretary on February 15, 2002. Mr. Lasker was the President and Chief Executive Officer of TransAtlantic Petroleum Corp., an oil and gas exploration company located in Calgary, Alberta, Canada with offices in Houston, Texas, from December 1998 until August 2001. From January 1997 to December 1998, he was the President and Chief Executive Officer of GHP Exploration located in Houston, Texas of which he was a co-founder. It became a publicly held company in April 1997 and was acquired in September 1998 by Profco Resources, a Toronto, Canada listed company, which then changed its name to TransAtlantic Petroleum Corp in December 1998. Prior to that time, Mr. Lasker was the Asset Manager of GOM Shelf/Flex Trend for BHP Petroleum, an oil and gas exploration and production company in Houston, Texas, from January to December 1996. From 1993 to January 1996, Mr. Lasker was an Exploration Manager in Southern Australia, New Zealand and Western Australia for BHP Petroleum. He also worked in various positions as a geophysicist and geoscientist from 1982 to 1992. Mr. Lasker received his Bachelor of Science in Geology and Geophysics from Macquarie University in Sydney, Australia in 1981.

      TIMOTHY L. HOOPS, age 47, has been a Director since June 1, 1992. He also served as President and Chief Executive Officer of the Company from June 1, 1992 until August 15, 2001, when he resigned from those positions, but he remained as a consultant to the Company. On July 1, 2002, Mr. Hoops was rehired as the Company's Operations Manager. Mr. Hoops is a petroleum geologist with 24 years experience in the continental USA and Australia. Mr. Hoops was the President and a Director of the Company's wholly owned subsidiary, Victoria Exploration, Inc., an independent oil and gas producer, where he had served as an officer and Director since 1987 until it was merged into the Company in June 2001. He was a Director and President of Kestrel Energy California, Inc., a former wholly owned subsidiary and oil and gas producer, from March 1997 until it was merged in May 2000. After the merger, he remained as a Director and he became Vice President and Assistant Secretary. He has also been a Director of Victoria International Petroleum N.L., an Australian oil and gas company, and of Victoria Petroleum N.L., its parent, since 1987. Mr. Hoops was Exploration Manager for Royal Resources Corporation, a publicly held Denver based company engaged in the exploration and development of oil and gas, from 1984 to 1987. Prior to 1984, Mr. Hoops was employed by

Amoco Production, Cities Service and Santa Fe Energy. Mr. Hoops is a 1979 graduate of the Colorado School of Mines, with a degree in geology.

      ROBERT J. PETT, age 56, was appointed as a Director on June 1, 1992 and Chairman of the Board on January 16, 1995. Mr. Pett served as Secretary, Treasurer and Vice President of the Company during various periods from June 1992 to January 1995. Mr. Pett has been a director of Victoria International Petroleum N.L. since 1986 and he has been Chairman of Victoria Petroleum N.L. for 19 years. He is currently Chairman of Resolute Limited, an Australian mining and natural resources company, which provides office facilities and administrative services to Victoria Petroleum N.L. on a pro-rata reimbursement of expenses basis. He is a Director of Sapphire Mines N.L., an Australian precious gem mining company, and of Kestrel Energy California, Inc. After the merger of Kestrel Energy California in May 2000, Mr. Pett was also appointed as its President. Mr. Pett was a Director of Victoria Exploration, Inc. until it was merged into the Company in June 2001. Mr. Pett holds a Masters Degree in Economics (Queens University, Canada).

      JOHN T. KOPCHEFF, age 55, was appointed as a Director on January 16, 1995. He served as Vice President - International from January 16, 1995 until June 30, 2002. He also held the same positions at Victoria Exploration, Inc. until it was merged into the Company in June 2001. He was also the Vice President - International and a Director at Kestrel Energy California, Inc. until it was merged in May 2000. He remained as a Director and became its Secretary. Mr. Kopcheff is a geologist with 33 years experience in petroleum in Australia, Southeast Asia, United States, South America and the North Sea, both in field geological operations and management. Mr. Kopcheff has been a Director of Victoria International Petroleum N.L. since 1986, and a Director of Victoria Petroleum N.L. since 1984. Prior to his appointment with the Company, he provided various services to the Company relating to its international exploration activities on a consulting basis. He received a Bachelor of Science degree with honors from the University of Adelaide in 1970.

      KENNETH W. NICKERSON, age 83, is an independent petroleum and mineral geologist with over 53 years experience. He was appointed as a Director on December 16, 1992. From 1981 until 1988, Mr. Nickerson served as President, Director and Chief Operating Officer of Royal Resources Corporation, a publicly held Denver based company engaged in the exploration and development of oil and gas. Since then Mr. Nickerson has worked as a consulting geologist for various energy companies. Mr. Nickerson is a 1948 graduate of the Colorado School of Mines with a degree in geological engineering.

      MARK A.E. SYROPOULO, age 51, was appointed as a Director on January 14, 1998. Mr. Syropoulo has been an independent corporate consultant since 1994 and has during that time provided services to various entities in the natural resources, information technology and investment sectors, principally in Australia. He also acted as a consultant to the Company from May 1997 until January 1998. From 1987 to 1993, Mr. Syropoulo was managing director of Anglo Pacific Resources Limited, a United Kingdom mining and oil company associated with Anglovaal Holdings Limited, a major South African mining house. Mr. Syropoulo is a graduate of mathematics and economics and an honors graduate in economics of the University of Natal Durban, South Africa.

      NEIL T. MACLACHLAN, age 61, was appointed as a Director on September 27, 2000. He is the Chairman and major shareholder in Markham Associates, a London based corporate investment and advisory business. He is also a non-executive director of Samson Exploration N.L., Geographe Resources Ltd., Titan Resources Ltd. and Sapphire Mines NL, all publicly traded Australian mining companies, and Golden Prospect Plc, a publicly traded United Kingdom mining investment company listed in London on the Alternative Investment Market. Golden Prospect is one of the principal shareholders of the Company, holding, directly and indirectly, approximately 30% of its stock. Samson Exploration N.L. is another principal shareholder of the Company holding approximately 22% of the Company's stock. Because Golden Prospect owns 29.95% of Samson, the 22% held by Samson is included in the 30% held by Golden Prospect. Mr. MacLachlan has over 27 years investment banking experience gained in Europe, Southeast Asia and Australia. Mr. MacLachlan was employed by Barrick Gold Corporation as Executive Vice President Asia from 1993 to 1997. He was a former director of Wardley Holdings and James Capel & Co. Limited, investment banking subsidiaries of the Hong Kong and Shanghai Banking Corporation. Mr. MacLachlan graduated from Manchester University in 1964 with a Bachelor of Science in Biochemistry and he took the post graduate Business Studies course at London Polytechnic at Rutherford College.

      There is no arrangement or understanding between any of the executive officers and any other persons pursuant to which he was or is to be selected as an executive officer, nor is there any family relationship between or among any executive officers.

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      As of June 30, 2002, the Company owed approximately $516,000 on its line of credit with Wells Fargo Bank, which line was secured by deeds of trust on various of the Company's oil and gas producing properties. On August 6, 2002 the Company borrowed $500,000 from Samson Exploration N.L., a principal shareholder, and used the proceeds of the loan to pay off the Wells Fargo loan. Interest under the Samson loan was 10% per annum in addition to an up front financing fee of 10%.

      On January 24, 2003, the Company borrowed $400,000 from R&M Oil and Gas, Ltd., of which Timothy L. Hoops, one of the Company's Directors and its Operations Manager, is a partner. That loan is due on January 31, 2005, bears interest at 12.5% per annum and is secured by the Company's oil and gas interests in Grady County, Oklahoma. In the event of a default under the terms of the R&M loan, and the sale of the collateral securing the loan, the Company would receive any remaining proceeds after payment to R&M of its expenses in connection with such sale(s) and any indebtedness due and payable to R&M under the loan. The proceeds from the R&M loan were used to retire the outstanding debt to Samson Exploration N.L. and reduce the Company's accounts payable position at that time. The R&M loan was approved unanimously by the Board of Directors with Mr. Hoops abstaining, which evaluated its fairness as an arms length transaction.

      On February 4, 2003, the Company repaid Samson Exploration N.L. in full, including all accrued interest and fees, with $327,143.15 in cash and the transfer of the Company's remaining 25,000,000 shares of Victoria Petroleum N.L. common stock.

      On May 5, 2003, the Company entered into a Line of Credit Agreement with Barry D. Lasker, President, CEO and a Director of Kestrel for a maximum of $200,000. Under the terms of the agreement all outstanding amounts are due on May 4, 2005 and bear interest at 10% per annum. The loan can also be converted, at Mr. Lasker's election, into shares of Common Stock at $0.40 per share. The initial proceeds of the loan consisted of $40,000 cash and forgiveness of approximately $152,000 of unpaid wages and unreimbursed business expenses owed to Mr. Lasker by the Company. The Lasker loan is secured by the Company's oil and gas interests in Campbell County, Wyoming. In the event of a default under the terms of the Lasker loan, and the sale of the collateral securing the loan, the Company would receive any remaining proceeds after payment to Mr. Lasker of his expenses in connection with such sale(s) and the indebtedness due and payable to him under the loan. Like the R&M loan, the Lasker loan was approved as an arms length transaction by the entire Board of Directors with Mr. Lasker abstaining.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

      The following sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the Chief Executive Officer of the Company, the former Chief Executive Officer, and one other non-executive officer of the Company who received salary, bonus or other annual compensation in total from the Company, in excess of $100,000 during the same period.

===============================================================================
                                        Annual Compensation
-------------------------------------------------------------------------------
                                                       Other Annual
            NAME AND               Fiscal     Salary   Compensation  Options
       PRINCIPAL POSITION           Year       ($)         ($)         (#)
-------------------------------------------------------------------------------
Barry D. Lasker, President and      2003    $180,000(1)     $0          0
  Chief Executive Officer           2002    $165,000(2)     $0       320,000
                                    2001        $0          $0          0
-------------------------------------------------------------------------------
Timothy L. Hoops, Operations        2003     $72,000     $23,639        0
  Manager, former President         2002     $43,754     $57,847      20,000
  and Chief Executive Officer(3)    2001    $144,000        $0          0
-------------------------------------------------------------------------------
Ira Pasternack, Former Vice         2003     $15,000      $4,080        0
President -Exploration(4)           2002     $86,250        $0        20,000
                                    2001    $120,000        $0          0
-------------------------------------------------------------------------------

(1) Includes $60,000 for accrued salary which was rolled into a line of credit to the Company by Mr. Lasker. See "Certain Relationships and Related Transactions."
(2) Includes $10,000 for accrued salary which was rolled into a line of credit to the Company by Mr. Lasker. See "Certain Relationships and Related Transactions."
(3) Besides his salary, Mr. Hoops received fees as a director of Victoria Petroleum N.L. in the amount of Australian $5,000 for fiscal 2003 and expects to receive the same amount in fiscal 2004. Mr. Hoops resigned as President and Chief Executive Officer on August 15, 2001, but remained as a consultant. On July 1, 2002, Mr. Hoops was also rehired as the Company's Operations Manager. As a consultant, Mr. Hoops accrued $57,847 in consulting fees in fiscal 2002 through his employer, Peak Resource Management, Inc., of which $23,772 was deferred until fiscal 2003. In fiscal 2003 he received $23,639 on one joint venture with the Company in Nebraska through Peak Resources of which $2,828 remains unpaid as of the date of this Proxy Statement.
(4) Mr. Pasternack resigned as an officer effective June 30, 2002, but continued as an employee until October 15, 2002. Since that date, Mr. Pasternack remained as a consultant. The other annual compensation received in fiscal 2003 is related to those consulting activities.

      None of the named officers received additional compensation other than noted above the aggregate amount of which was the lesser of either $50,000 or 10% of the total of annual salary, bonus and consulting fees reported for such officer.

      The Company reimburses its officers and directors for ordinary and necessary business expenses incurred by them on behalf of the Company.

                OPTION GRANTS FOR FISCAL YEAR ENDED JUNE 30, 2003

================================================================================

                                   Number                                                           Potential Realizable Value at
                                     Of             % of Total                                         Assumed Annual Rates of
                                 Securities       Options Granted      Exercise or                     Stock Price Appreciation
                                 Underlying        to Employees         Base Price     Expiration          For Option Term
            Name                  Options         in Fiscal Year        ($/share)         Date            5%($)(1) 10%($)(2)
                                  Granted

=================================================================================================================================
Barry D. Lasker                     -0-                 0%                 N/A             N/A            N/A              N/A
  President, Chief
  Executive Officer
  And Director
---------------------------------------------------------------------------------------------------------------------------------
Timothy L. Hoops                    -0-                 0%                 N/A             N/A            N/A              N/A
  Operations Manager,
  former President and
  Chief Executive
  Officer and Director
---------------------------------------------------------------------------------------------------------------------------------
Ira Pasternack                      -0-                 0%                 N/A             N/A            N/A              N/A
  Former Vice President -
  Exploration
---------------------------------------------------------------------------------------------------------------------------------
Robert J. Pett                      -0-                 N/A                N/A             N/A            N/A              N/A
  Chairman of the
  Board and Director
---------------------------------------------------------------------------------------------------------------------------------
John T. Kopcheff                    -0-                 N/A                N/A             N/A            N/A              N/A
  Director
---------------------------------------------------------------------------------------------------------------------------------
Kenneth W. Nickerson              5,000(3)              N/A               $0.33          9-30-12         $2,688           $4,279
  Director
---------------------------------------------------------------------------------------------------------------------------------
Mark A.E. Syropoulo               5,000(3)              N/A               $0.33          9-30-12         $2,688           $4,279
  Director
---------------------------------------------------------------------------------------------------------------------------------
Neil T. MacLachlan                  -0-                 N/A                N/A             N/A            N/A              N/A
  Director

================================================================================

(1) This column represents the potential realizable value of each grant of options, based on the assumption that the market price of shares of Common Stock underlying the options will appreciate in value from the date of the grant to the end of the option term at the annual rate of five percent.
(2) This column represents the potential realizable value of each grant of options, based on the assumption that the market price of shares of Common Stock underlying the options will appreciate in value from the date of the grant to the end of the option term at the annual rate of ten percent.
(3)   Of this grant, all were nonqualified stock options.

         AGGREGATED OPTION EXERCISES FOR FISCAL YEAR ENDED JUNE 30, 2003
                           AND YEAR END OPTION VALUES

================================================================================

                                                                         Number of Securities             Value of Unexercised
                                 Shares Acquired on     Value           Underlying Unexercised            In-the-Money Options
                                    Exercise(#)        Realized        Options at June 30, 2003             at June 30, 2003
             Name                                        ($)                     (#)                             ($)(1)
---------------------------------------------------------------------------------------------------------------------------------
                                                                      Exercisable/Unexercisable         Exercisable/Unexercisable
---------------------------------------------------------------------------------------------------------------------------------
Barry D. Lasker                          0               N/A                  320,000/0                           $0/$0
  President, Chief
  Executive Officer and
  Director
---------------------------------------------------------------------------------------------------------------------------------
Timothy L. Hoops                         0               N/A                  256,580/0                           $0/$0
  Operations Manager
  former President and
  Chief Executive
  Officer, and Director
---------------------------------------------------------------------------------------------------------------------------------
Ira Pasternack, Former Vice              0               N/A                  120,000/0                           $0/$0
President - Exploration
---------------------------------------------------------------------------------------------------------------------------------
Robert J. Pett                           0               N/A                  127,708/0                           $0/$0
  Chairman of the
  Board and Director
---------------------------------------------------------------------------------------------------------------------------------
John T. Kopcheff                         0               N/A                  195,415/0                           $0/$0
  Director
---------------------------------------------------------------------------------------------------------------------------------
Kenneth W. Nickerson                     0               N/A                 55,909/5,000                        $150/$0
  Director
---------------------------------------------------------------------------------------------------------------------------------
Mark A.E. Syropoulo                      0               N/A                160,000/5,000                        $150/$0
  Director
---------------------------------------------------------------------------------------------------------------------------------
Neil T. MacLachlan                       0               N/A                   35,000/0                           $0/$0
  Director

================================================================================

(1) For all unexercised options held as of June 30, 2003, the aggregate dollar value is the excess of the market value of the stock underlying those options over the exercise price of those unexercised options. The price used to calculate these figures is the closing price as of June 30, 2003 as reported on the OTC Bulletin Board, which was $0.36 per share.

                      EQUITY COMPENSATION PLAN INFORMATION
                       AS OF FISCAL YEAR END JUNE 30, 2003

--------------------------------------------------------------------------------

                                         Number of                                           Number of Securities
                                     Securities to be                                         Remaining Available
                                        Issued Upon               Weighted Average            for Future Issuance
                                        Exercise of               Exercise Price of              Under Equity
                                    Outstanding Option,         Outstanding Options,           Compensation Plan
                                    Warrants and Rights          Warrants and Rights         (Excluding Securities
                                                                                            Reflected in Column A)
-------------------------------------------------------------------------------------------------------------------
                                             A                            B                            C
-------------------------------------------------------------------------------------------------------------------
Equity compensation plan                 1,942,984                      $1.37                       270,114
approved by shareholders

--------------------------------------------------------------------------------


      The following Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors (the "Audit Committee") is composed of three directors and operates under a written charter which was adopted in May 2000 by the Board of Directors and recently amended, a copy of which is attached hereto as Appendix A. The charter is reviewed annually and updated as needed in accordance with applicable rules of the Securities and Exchange Commission and The Sarbanes-Oxley Act of 2002 (the "Sarbanes Act"). The Board of Directors has made the determination that each of the members of the Audit Committee is independent by reference to Nasdaq listing standards.

      Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors, Wheeler Wasoff, P.C., are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards accepted in the United States and issuing a report thereon. The independent auditors have full access to the Audit Committee and meet with the Audit Committee during at least one of the Audit Committee's quarterly meetings, with an without management being present, to discuss appropriate matters. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee's primary responsibility is to monitor and oversee the processes performed by management and the independent auditors. The Audit Committee is also responsible for the appointment and compensation of the Company's independent auditors.

      In this context, the Audit Committee has reviewed and discussed the Company's financial statements with both management and the independent auditors. The Audit Committee also discussed with the independent auditors those matters which are required to be discussed by

Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1. (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence.

      Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003 for filing with the Securities and Exchange Commission. While, the Committee also determined that Wheeler Wasoff, P.C. be retained as the Company's independent auditors for the fiscal year ending June 30, 2004, it also reserved the right to consider retaining a different independent auditor for that year if, after a review of the services provided and fees charged by Wheeler Wasoff, P.C., the Committee determined that a new independent auditor could provide a higher level of service at a competitive price. It is the Committee's intent to conduct such a review of Wheeler Wasoff, P.C. in the next few months, including an evaluation of the services available from and fees charged by, other independent accounting firms.

October 21, 2003                                      Kenneth W. Nickerson
                                                      Mark A.E. Syropoulo
                                                      Robert J. Pett

  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *


                    APPROVAL AND RATIFICATION OF SELECTION OF
                     INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS

      Although approval and ratification by shareholders of the selection of Wheeler Wasoff, P.C. is not required by the Colorado Business Corporation Act, or by the Company's Articles of Incorporation, as amended, or Bylaws, the Board of Directors believes that a decision of this nature should be confirmed by the Company's shareholders. Accordingly, shareholders are being asked to consider approval and ratification of the selection of Wheeler Wasoff, P.C. for the fiscal year ending June 30, 2004. If a significant number of shares are voted against the approval and ratification of this selection, or if the Audit Committee subsequently determines for any reason that Wheeler Wasoff, P.C. should not serve as the Company's auditors, the Audit Committee will reconsider its selection of Wheeler Wasoff, P.C. for the fiscal year ending June 30, 2004.

      It is expected that Wheeler Wasoff, P.C. will have a representative at the Annual Meeting who will be given the opportunity to make any statement deemed necessary and will be available to answer appropriate questions.

      KPMG LLP was previously the principal accountants for the Company. On August 22, 2002, that firm's appointment as principal accountants was terminated and the Company engaged Wheeler Wasoff, P.C. as principal accountants. The decision to change accountants was approved by the Audit Committee of the Board of Directors and ratified by the Board of Directors.

FEES PAID TO WHEELER WASOFF, P.C.

      The following table shows the fees paid or accrued by the Company for the audit and other services provided by Wheeler Wasoff, P.C. for fiscal year 2003.

      Audit Fees(1)                                                 $32,837.37
      Financial Information Systems Design and Implementation Fees  $        0
      All Other Fees(2)                                             $ 2,750.00
                                                                    ----------
      Total                                                         $35,587.37

(1) Audit services of Wheeler Wasoff, P.C. for fiscal 2003 consisted of the examination of the consolidated financial statements of the Company and the quarterly review of financial information.
(2) "All Other Fees" consists of $2,750.00 for audit-related services for filings made with the Securities and Exchange Commission.


                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
             "FOR" THE APPROVAL AND RATIFICATION OF THE SELECTION OF
                WHEELER WASOFF, P.C. AS THE INDEPENDENT CERTIFIED
                     PUBLIC ACCOUNTANTS AND AUDITORS FOR THE
                        FISCAL YEAR ENDING JUNE 30, 2004
   * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the exchange on which the Common Stock is listed for trading. Those persons are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all reports filed pursuant to Section 16(a). Victoria International Petroleum N.L., one of the Company's principal shareholders, failed to make a timely filing of six ownership reports to report six transactions.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

      The Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003 accompanies this Proxy Statement. The audited financial statements of the Company are included in the Form 10-KSB. Copies of the exhibits to the Form 10-KSB are available from the Company upon written request of a shareholder and payment of the Company's out-of-pocket expenses addressed to Melissa Temple, 1726 Cole Boulevard, Suite 210, Lakewood, Colorado 80401. The Securities and Exchange Commission also maintains a web site at http://www.sec.gov/edgarhp.htm that contains the Form 10-KSB, the exhibits filed with the Form 10-KSB, and other information concerning the Company which have been electronically filed by the Company with the Commission.

                  DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                   FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

      Proposals of shareholders of the Company intended to be presented by such shareholders at the next annual meeting of shareholders to be held after the 2003 Annual Meeting must be received at the offices of the Company, 1726 Cole Boulevard, Suite 210, Lakewood, Colorado 80401, no later than June 29, 2004, in order that they may be included in the proxy statement and proxy for the 2004 Annual Meeting. In addition, any such proposals must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the proxy statement and proxy for that meeting. If the date of the 2004 Annual Meeting is advanced by more than 30 days or delayed (other than as result of adjournment) by more than 30 days from the anniversary of the 2003 Annual Meeting, any such proposals must be submitted no later than the close of business on the later of the 60th day prior to the 2004 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

                                  OTHER MATTERS

      The Board of Directors knows of no other matter to be brought before the 2003 Annual Meeting. If other matters properly come before the Meeting, the persons named in the accompanying Proxy will vote in accordance with their best judgment the Proxies solicited and received by the Company.

                                   APPENDIX A

                              AMENDED AND RESTATED

                         CHARTER OF THE AUDIT COMMITTEE

                                       OF

                              KESTREL ENERGY, INC.


     This Charter outlines the purpose, composition and responsibilities of the Audit Committee (the "Committee") of Kestrel Energy, Inc. (the "Company"), and how these responsibilities are to be discharged. The Committee shall review and update this Charter on the annual basis, as conditions dictate.

                                    ARTICLE I

                                     PURPOSE

     PRIMARY PURPOSE. The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities of financial reporting and internal financial and accounting control of the Company by reviewing:

     - the financial reports and other financial information provided by the Company to any governmental body or public;

     - the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established; and

     -    the Company's auditing, accounting and financial reporting generally.

     Consistent with this function, the Committee should encourage continuous improvement of and should foster adherence to the Company's policies, procedures and practices at all levels.

                                   ARTICLE II

                          COMPOSITION OF THE COMMITTEE

     2.01. NUMBER AND ELECTION. The Committee shall be comprised of three or more Directors of the Company as determined by the Board of Directors. The Committee members shall be elected by the Board of Directors at the meeting following the annual shareholders' meeting of the Company or until their successors are duly elected and qualified at a Board of Directors meeting.

      2.02. INDEPENDENT DIRECTORS. The majority of the Committee shall be independent directors who are free from any relationship with the Company that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. For the purposes of this Charter, independence shall be determined by reference to Nasdaq listing standards unless the Board of Directors determines that considering all the facts and circumstances, a director should be considered "independent" notwithstanding a failure to meet the Nasdaq listing standards definition.

      2.03. QUALIFICATIONS. Every member of the Committee shall be familiar with basic finance and accounting practices and with the business of the Company and its industry to the extent necessary to effectively perform his or her functions as a member of the Committee. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

      2.04. CHAIRMAN. Unless a Chairman of the Committee is elected by the Board of Directors, the members of the Committee may designate a Chairman by majority vote of all the Committee's members. The Chairman shall be an independent director and shall possess adequate knowledge in accounting, finance, and the business and affairs of the Company to qualify as a financial expert under SEC and Nasdaq rules unless the Board of Directors determines that considering all the facts and circumstances, a director should be considered a "financial expert" notwithstanding a failure to meet the SEC and Nasdaq rules.. The Chairman shall preside over all the meetings of the Committee and shall supervise and direct the activities of the Committee, including contacts with legal counsel and the independent auditors.

                                   ARTICLE III

                                  COMPENSATION

      The Board of Directors shall establish the compensation of the Committee members for service on the Committee.

                                   ARTICLE IV

                                    MEETINGS

      4.01. REGULAR MEETINGS. The Committee shall meet four times annually, or more frequently as circumstances dictate. The Committee may provide by resolution the date, time and place for the holding of regular meetings without other notice. The Committee may ask members of Company management or others to attend meetings and provide pertinent information as necessary. The Committee may at any time choose to exclude members of the Company's management from all or a portion of its meetings, including the exclusion of a member of the Committee from the Committee's discussions with legal counsel or the independent auditors.

      4.02. SPECIAL MEETINGS. In addition to or as part of the regular Committee meetings, the Committee members may meet periodically with the management of the Company, the

Company's internal accounting department and the Company's independent auditors to discuss any financial, accounting and audit matters, including preparation and review of the annual and quarterly financial statements. The Committee may meet with these groups in separate sessions if the Committee or each of these groups believe that such meetings should be conducted privately.

      4.03. MINUTES. The Committee shall keep minutes of all of its meetings as a Committee.
                                    ARTICLE V

                           RESPONSIBILITIES AND DUTIES

      5.01. PRIMARY RESPONSIBILITIES. The Committee shall serve as an independent and objective party to monitor the Company's financial reporting process and internal control system, review and appraise the efforts of the Company's independent auditors and accounting department and provide an open avenue of communication among the independent auditors, financial and senior management, the accounting department, and the Board of Directors. To fulfill its responsibilities, the Committee shall carry out activities enumerated below.

      5.02. REVIEW OF DOCUMENTS AND REPORTS. The Committee shall review the Company's annual and quarterly financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors. When practicable, prior to the filing of the Company's 10-QSBs, and prior to the public release of quarterly or annual earnings, the Committee, or its Chairman representing the Committee, shall review such reports or releases with management and, if appropriate, the independent auditors. In addition, the Committee shall review any internal reports to management prepared by the accounting department and management's responses, if any, to such reports.

      5.03. INDEPENDENT ACCOUNTANTS. The Committee shall select the independent auditors, consider their independence and effectiveness, pre-approve all permissible non-audit services and all audit, review or attest engagements required under the securities law, review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships the auditors have with the Company to ensure their continuing independence. The Committee shall obtain a formal written statement from the independent auditors delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1.

      5.04. FINANCIAL REPORTING PROCESSES. The Committee shall review the integrity of the Company's financial reporting processes, both internal and external, and consult with the independent auditors with respect to the quality and appropriateness of the Company's accounting principles as applied to financial reporting. If, upon its review and consultation with the management, the accounting department and the independent auditors, the Committee determines that major changes to the Company's auditing and accounting principles and practices are required, the Committee shall approve such changes or improvements, if appropriate. The Committee shall monitor the implementation of such changes and improvements.

      5.05. REPORTING TO THE COMMITTEE. The Committee shall establish regular and separate systems of reporting to the Committee by each of management, the independent auditors and the accounting department regarding any significant judgments made in management's preparation of the financial statements and the view of each of the above groups as to appropriateness of such judgments.

      5.06. PROCESSES IMPROVEMENT. Following completion of the annual audit, the Committee shall review separately with each of management, the independent auditors and the accounting department any significant difficulties and disagreements among these groups encountered during the course of preparation of financial statements or audit, including any restrictions on the scope of auditor's work or access to required information.

      5.07. ETHICAL AND LEGAL COMPLIANCE. The Committee shall consider whether management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information, as disseminated to governmental organizations and the public, satisfy legal requirements. In addition, the Committee shall meet with the Company's legal counsel to review any legal matters that could have significant impact on the Company's financial statements, reports and other financial information disseminated to the governmental organizations and the public.

      5.08. OTHER ACTIVITIES. The Committee may perform any other activities consistent with this Charter and the Company's Bylaws, as the Committee or the Board of Directors deem necessary or appropriate.

      5.09. MANAGEMENT'S ASSISTANCE. The Committee shall coordinate with the Board of Directors and management to ensure that the Committee's members have access to the information necessary to effectively monitor the Company's financial reporting, internal financial and accounting controls and internal and external auditing.

                                   ARTICLE VI

                                     REPORTS

      6.01. ANNUAL REPORT. The Committee may prepare and present to the Board of Directors periodic reports summarizing its activities, conclusions and recommendations and its future agendas. The Committee may elect to submit written reports or make regular oral reports to the Board of Directors at meetings of the Board as recorded in the minutes of such meetings.

      6.02. OTHER REPORTS. The Committee shall prepare such other reports or statements as it or the Board of Directors deems necessary or as may be required by law. For example, the Committee may issue one or more statements or reports which may be included in the annual report on Form 10-KSB, annual report to shareholders, or proxy statement concerning the fact that the Committee has adopted this Charter or that it has satisfied its responsibilities in compliance with this Charter.

                                      PROXY
                              KESTREL ENERGY, INC.
                         1726 COLE BOULEVARD, SUITE 210
                            LAKEWOOD, COLORADO 80401
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Barry D. Lasker and Timothy L. Hoops as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Kestrel Energy, Inc. held of record by the undersigned on October 21, 2003 at the annual meeting of shareholders to be held on December 4, 2003 or any adjournment thereof.

1.    TO ELECT SEVEN DIRECTORS
              FOR all nominees listed below
      ------
              WITHHOLD AUTHORITY to vote for all nominees listed below
      ------

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW. TO CUMULATE VOTES FOR ANY INDIVIDUAL NOMINEE, WRITE IN THE NUMBER OF CUMULATIVE VOTES TO BE CAST OPPOSITE SUCH NOMINEE'S NAME. FOR AN EXPLANATION OF CUMULATIVE VOTING, SEE "VOTING OF SHARES" IN THE ENCLOSED PROXY STATEMENT.)

      Nominee               Cumulative Votes  Nominee               Cumulative Votes
      -------               ----------------  -------               ----------------
      Barry D. Lasker                         Robert J. Pett
                            ----------------                        ----------------

      Nominee               Cumulative Votes  Nominee               Cumulative Votes
      -------               ----------------  -------               ----------------
      Kenneth W. Nickerson                    Neil T. Maclachlan
                            ----------------                        ----------------

      Nominee               Cumulative Votes  Nominee               Cumulative Votes
      -------               ----------------  -------               ----------------
      John T. Kopcheff                        Mark A.E. Syropoulo
                            ----------------                        ----------------

      Nominee               Cumulative Votes
      -------               ----------------
      Timothy L. Hoops
                            ----------------

2. TO APPROVE AND RATIFY THE SELECTION OF WHEELER WASOFF, INC. AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS AND AUDITORS FOR THE YEAR ENDING
      JUNE 30, 2004

      FOR                    AGAINST                      ABSTAIN
           -------                    ----------                   -----------

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2 above.

      Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated _______________________, 2003
                                          ------------------------------------
                                                      Signature

                                          ------------------------------------
                                                 Signature if held jointly

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE